Exhibit 99.2

 May 4, 2023  Q1 2023 EARNINGS CONFERENCE CALL  Conference Call Dial-in numbers:  (800) 274-8461 (domestic)  (203) 518-9843 (international)  Conference code: CWQ123

 SAFE HARBOR STATEMENT  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic.   This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.  2

 Sales of $631M, up 13% overall, including 11% organic growth  A&D markets up 13%, reflecting some easing in defense electronics supply chain and mid-teens growth in Commercial Aerospace  Commercial markets up 12%, reflecting strong growth in Commercial Nuclear, Process and General Industrial end markets  Operating Income up 15%, driving continued Operating Margin expansion  Higher profitability in A&I and Naval & Power segments; Successful integration of arresting systems acquisition  Diluted EPS of $1.53, up 17%  Adjusted Free Cash Flow up 18%   New Orders of $718M, up 13%, reflecting 1.1x Book-to-Bill  Continued strong demand for defense electronics, commercial aerospace, valves and commercial nuclear products  STRONG FIRST QUARTER PERFORMANCE SUPPORTS FULL-YEAR 2023 OUTLOOK  Strong backlog and supply chain management driving expectations for MSD Sales growth and 6% - 10% EPS growth  Maintained Adj. FCF guidance range of $360 - $400M; Adj. FCF conversion >110%  3  First Quarter 2023 Highlights   Note: 2023 guidance and comparisons to 2022 results presented on an Adjusted (Non-GAAP) basis, unless noted  Full-Year 2023 Guidance Reaffirmed

FIRST QUARTER 2023 FINANCIAL REVIEW

($ in millions)	Q1'23 Adjusted	Q1'22 Adjusted	Change	Key Drivers
Aerospace & Industrial	$202	$191	*6%*	▪ Double-digit growth in Commercial Aerospace and HSD growth in General Industrial (industrial vehicles and surface treatment services); Partially offset by timing in Aerospace Defense and FX (2%)
Defense Electronics	$162	$143	*13%*	▪ Strong growth in Ground Defense (tactical communications equipment) partially offset by timing in Aerospace Defense (C5/ISR programs)
Naval & Power	$266	$225	*18%*	▪ Contribution from arresting systems acquisition and solid growth in Naval Defense (higher Columbia-class submarine and CVN-81 aircraft carrier revenues) ▪ Strong growth in Commercial Nuclear aftermarket and Process
Total Sales	**$631**	**$559**	***13%***	**Higher sales across all A&D and Commercial markets**
Aerospace & Industrial *Margin*	$27 *13.1%*	$25 *13.0%*	*7%* *10 bps*	▪ Favorable absorption on solid sales growth
Defense Electronics *Margin*	$23 *14.4%*	$23 *16.3%*	*0%* *(190) bps*	▪ Favorable absorption on higher A&D revenues offset by unfavorable mix and investment in R&D
Naval & Power *Margin*	$41 *15.3%*	$33 *14.5%*	*24%* *80 bps*	▪ Favorable absorption on higher revenues and strong contribution from arresting systems acquisition
Corporate and Other	($9)	($10)	8%	
Total Op. Income ***CW Margin***	**$81** ***12.9%***	**$71** ***12.7%***	***15%*** ***20 bps***	**Operating Income Growth > Sales Growth**

Notes: Amounts may not add due to rounding. 2022 results included partial year sales contribution from engineered arresting systems acquisition.

CURTISS-WRIGHT
Q1 2023 Earnings Presentation 4

2023 END MARKET SALES GROWTH GUIDANCE (As of May 3, 2023)

	2023E Growth vs 2022	2023E % Sales	
Aerospace Defense	9% - 11%	20%	▪ Solid organic growth in defense electronics revenues on various C5/ISR programs; Contribution from arresting systems acquisition
Ground Defense	4% - 6%	9%	▪ Higher tactical communications equipment revenues
Naval Defense	4% - 6%	27%	▪ Solid revenue growth on Columbia-class and CVN-81 aircraft carrier programs, partially offset by lower CVN-80 aircraft carrier revenues
Commercial Aerospace	5% - 7%	11%	▪ Solid growth in OEM (narrowbody and widebody); Up 7% - 9% excl. FX impact
Total Aerospace & Defense	**6% - 8%**	**67%**	**Strong backlog driving steady growth in Defense markets**
Power & Process	Flat *[Up >5% excl CAP1000]*	18%	▪ Solid MSD growth in both Commercial Nuclear (U.S. aftermarket and Gen IV SMRs) and Process (valves and subsea pump development to oil & gas market) ▪ Growth offset by lower CAP1000 program revenues (wind down)
General Industrial	2% - 4%	16%	▪ Solid growth in industrial vehicles and surface treatment services; Up 3% - 5% excl. FX
Total Commercial	**0% - 2%**	**33%**	**Continued solid demand, up 3% - 5% excl. CAP1000**
Total Curtiss-Wright	**4% - 6%**	**100%**	**Organic sales of 3% - 5%**

Note: Amounts shown for % of Total Sales may not add due to rounding. 2022 results included partial year sales contribution from engineered arresting systems acquisition.

CURTISS-WRIGHT
Q1 2023 Earnings Presentation 5

2023 FINANCIAL GUIDANCE (As of May 3, 2023)

($ in millions)	2023E Adjusted	Change vs 2022 Adjusted	
Aerospace & Industrial	$845 - 860	*1% - 3%*	▪ Solid demand in Commercial Aerospace mainly offset by reduced Defense (timing of programs) and FX (1%)
Defense Electronics	$725 - 750	*5% - 9%*	▪ Strong Defense market growth driven by record backlog; Expecting supply chain improvement in H2'23 ▪ Higher Aerospace Defense (embedded computing) and Ground Defense (tactical communications)
Naval & Power	$1,085 - 1,100	*5% - 7%*	▪ LSD Naval Defense growth driven by Columbia-class submarine and CVN-81 aircraft carrier programs ▪ MSD growth in Commercial Nuclear and Process, partially offset by wind down on CAP1000 program ▪ MSD sales growth contribution from arresting systems acquisition
Total Sales	**$2,655 - 2,710**	***4% - 6%***	**Organic sales of 3% - 5%, driven by strong growth in A&D markets**
Aerospace & Industrial Margin	$143 - 148 17.0% - 17.2%	*4% - 7%* *50 - 70 bps*	▪ Favorable absorption on Commercial Aerospace and General Industrial sales, partially offset by timing of defense revenues ▪ Benefit of ongoing commercial and operational excellence initiatives
Defense Electronics Margin	$165 - 172 22.7% - 22.9%	*7% - 11%* *30 - 50 bps*	▪ Strong absorption on higher A&D revenues
Naval & Power Margin	$190 - 194 17.5% - 17.7%	*(1)% - 1%* *(90 - 110) bps*	▪ Favorable absorption on organic sales (Defense, Commercial Nuclear and Process) ▪ Solid contribution from acquisition (Expected to be in-line with overall CW operating margin) ▪ Profitability offset by wind down on CAP1000 program and shift to development contracts (subsea pump)
Corporate and Other	($35 - 38)	*8% - 15%*	▪ Principally due to lower pension and FX
Total Op. Income **CW Margin**	**$463 - 477** **17.4% - 17.6%**	***5% - 8%*** ***+10 - 30 bps***	**Delivering Operating Margin expansion while continuing to grow engineering spend**

Note: 2022 results included partial year sales contribution from engineered arresting systems acquisition.

CURTISS-WRIGHT
Q1 2023 Earnings Presentation 6

2023 FINANCIAL GUIDANCE (As of May 3, 2023)  ($ in millions, except EPS)  2022 Adjusted  2023E   Adjusted  Change vs 2022  Total Sales  $2,557  $2,655 - 2,710  4% - 6%  Operating Income Growth > Sales Growth (aligns w/ Investor Day)  Total Operating Income  $443  $463 - 477  5% - 8%   Growth in operating income exceeds sales (aligned w/ Investor Day)  Other Income  $17  $27 - 28  Higher pension income  Interest Expense  ($47)  ($52 - 54)  Impact of higher interest rates  Diluted EPS  $8.13  $8.65 - 8.90  6% - 10%  Line of sight to achieve 3-year target of double-digit growth  Diluted Shares Outstanding  38.6  ~38.5  Min. $50M share repurchase in ’23  Free Cash Flow  $296  $360 - 400  22% - 36%  Strong FCF from Operations, incl. Supply Chain Management  FCF Conversion   94%   >110% (at midpt)  Continued solid FCF conversion   Capital Expenditures  $38  $50 - 60  Expect return to more normalized levels  Average ~2% of Sales (over time)  Depreciation & Amortization  $112  $110 - 115  7   Note: 2022 results included partial year sales contribution from engineered arresting systems acquisition.

 CURTISS-WRIGHT REMAINS WELL POSITIONED TO DELIVER LONG-TERM PROFITABLE GROWTH  8  FY23 outlook reflects continued execution of Pivot to Growth strategy  Sales growth of 4% - 6%, driven by strength in A&D markets  Benefiting from multi-year growth in Defense markets   Anticipate continued ramp up in Commercial Aerospace production  Strong alignment to favorable long-term secular growth trends in Commercial markets  Strong backlog exiting 2022 provides visibility and confidence in long-term outlook   Continued Operating Margin expansion, Expect 10 - 30 bps increase to 17.4% - 17.6%  Solid foundation in Operational Excellence and the advancement of our Commercial Excellence initiatives  Strong balance sheet and long-term FCF outlook support our commitment to a disciplined capital allocation strategy  Maintain line of sight to Investor Day financial targets for 2023    Note: 2022 results included partial year sales contribution from engineered arresting systems acquisition.

 Appendix  9

 NON-GAAP FINANCIAL INFORMATION  The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release.     The following definitions are provided:  Adjusted Sales, Operating Income, Operating Margin, Net Earnings and Diluted EPS  These Adjusted financials are defined as Reported Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions in the prior year, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; (ii) the sale or divestiture of a business or product line; (iii) pension settlement charges; and (iv) significant legal settlements, impairment costs, and costs associated with shareholder activism, as applicable.   Organic Sales and Organic Operating Income  The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions made during the last twelve months, loss on divestiture of the German valves business, and foreign currency fluctuations.   Free Cash Flow and Free Cash Flow Conversion  The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Adjusted free cash flow excludes: (i) payments associated with the Westinghouse legal settlement in both the current and prior year periods and (ii) executive pension payments in the prior year period. The Corporation discloses adjusted free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as adjusted free cash flow divided by adjusted net earnings.   10

 FIRST QUARTER 2023: END MARKET SALES GROWTH  ($ in millions)  Q1’23 Adjusted  Q1’22 Adjusted  Change  Key Drivers  Aerospace Defense  $100  $98   2%  Higher revenues of arresting systems equipment (acquisition) mainly offset by timing in Aerospace Defense (actuation and embedded computing products)  Ground Defense  $66  $39   69%  Higher tactical communications equipment revenues  Naval Defense  $172  $163   6%  Higher Columbia-class submarine and CVN-81 aircraft carrier revenues  Commercial Aerospace  $70  $61   16%  Strong OEM demand for sensors and services on narrowbody and widebody platforms  Total A&D Markets  $409  $361   13%  Power & Process  $120  $105   15%  Strong growth in commercial nuclear and process markets  General Industrial   $102  $94   9%  Higher sales of surface treatment services and industrial vehicles products  Total Commercial Markets  $222  $198   12%  Total Curtiss-Wright  $631  $559   13%  11  Note: Amounts may not add down due to rounding.

 2023E END MARKET SALES WATERFALL (as of May 3, 2023)  FY’23 Adjusted Guidance:  Overall UP 4 - 6%  A&D Markets UP 6 - 8%  Comm’l Markets UP 0 - 2%  Note: Amounts shown for % of Total Sales may not add due to rounding.  Power & Process market sales concentrated in Naval & Power segment  General Industrial sales concentrated in Aerospace & Industrial segment  12